SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [   ]

Check appropriate box:

[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ } Definitive  Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                              SONO-TEK CORPORATION
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                (Name of Registrant as Specified in its Charter)
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)



Payment of Filing Fee (Check the appropriate box):
[x]     No fee required.
[ ] Fee computed based on table below per Exchange Act Rules 14a-6(i)94) and 0-11.

1)       Title of each class of securities to which transaction applies:
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2)       Aggregate number of securities to which transaction applies:
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3)       Per unit  price or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth The amount on which the filing fee is calculated and state how it was determined:
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5)       Total fee paid:
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[  ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid. Previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)       Amount Previously Paid:
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4)       Date Filed:

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                              SONO-TEK CORPORATION
                                  2012 Route 9W
                             Milton, New York 12547

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  TO BE HELD ON

                                 AUGUST 21, 2003

The 2003 Annual Meeting of Shareholders of Sono-Tek Corporation (the "Company") will be held at the Poughkeepsie Grand Hotel, Poughkeepsie, New York 12601 on August 21, 2003 at 10:00 a.m., local time, for the following purposes:


1. To elect two (2) Directors of the Company to serve until the 2005 Annual Meeting of Shareholders of the Company and to elect one (1) Director of the Company to serve until the 2004 Annual Meeting of Shareholders of the Company.

2. To consider and approve the Company's 2003 Stock Incentive Plan.

3. To ratify the appointment of Radin, Glass & Co., LLP as the Company's independent auditors for the fiscal year ended February 29, 2004.

4. To transact such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on June 27, 2003 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. A list of shareholders entitled to vote will be available for examination by interested shareholders at the offices of the Company, 2012 Route 9W, Milton, New York 12547 during ordinary business hours until the meeting.


Claudine Y. Corda, Secretary


                              Dated: July 22, 2003


             YOUR VOTE IS IMPORTANT. EVEN IF YOU DESIRE TO ABSTAIN,

          PLEASE SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING

                             POSTAGE PAID ENVELOPE.

10

                              SONO-TEK CORPORATION
                                  2012 Route 9W
                             Milton, New York 12547

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                 AUGUST 21, 2003

The accompanying proxy is solicited by the Board of Directors of SONO-TEK CORPORATION, a New York corporation (the "Company"), for use at the 2003 Annual Meeting of Shareholders of the Company to be held on August 21, 2003.

All Proxies that are properly completed, signed and returned to the Company prior to the Annual Meeting, and which have not been revoked, will be voted in accordance with the shareholder's instructions contained in such Proxy. In the absence of contrary instructions, shares represented by such proxy will be voted
(i) FOR approval of the election of each of the individuals nominated as Directors set forth herein, (ii) FOR approval of the Company's 2003 Stock
Incentive Plan, and (iii) FOR the ratification of the appointment of Radin, Glass & Co., LLP as the Company's auditors for the fiscal year ending February 29, 2004. A shareholder may revoke his or her Proxy at any time before it is exercised by filing with the Secretary of the Company at its offices in Milton, New York either a written notice of revocation or a duly executed Proxy bearing a later date, or by appearing in person at the 2003 Annual Meeting and expressing a desire to vote his or her shares in person. All costs of this solicitation are to be borne by the Company.

Abstentions will be treated as shares present and entitled to vote for quorum purposes but as not voted for purposes of determining the approval of any matters submitted to the shareholders for a vote. Except as otherwise provided by law or by the Company's certificate of incorporation or bylaws, abstentions will not be counted in determining whether a matter has received a majority of votes cast. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter. Broker non-votes are not counted for quorum purposes.

This Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders, the Proxy, and the 2003 Annual Report to Shareholders are intended to be mailed on or about July 22, 2003 to shareholders of record at the close of business on June 27, 2003. At said record date, the Company had 9,200,161 outstanding shares of common stock.

                          ITEM 1. ELECTION OF DIRECTORS

The Board of Directors is divided into two classes. The Directors in each class are to serve for a term of two years, and until their respective successors are duly elected and qualify. One (1) Director will be elected at the Annual Meeting by plurality vote to hold office until the Company's 2004 Annual Meeting of Shareholders and until his successor shall be duly elected and shall qualify. Two (2) Directors will be elected at the Annual Meeting by plurality vote to hold office until the Company's 2005 Annual Meeting of Shareholders and until their successors shall be duly elected and shall qualify.

Management intends to vote the accompanying Proxy FOR election as Directors of the Company, the nominees named below, unless the Proxy contains contrary instructions. Proxies that direct the Proxy holders to withhold voting in the matter of electing Directors will not be voted as set forth above. Proxies cannot be voted for a greater number of persons than the number of nominees named in the Proxy Statement. On all matters that may properly come before the 2003 Annual Meeting, each share has one vote. Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve. However, in the event that any of the nominees should become unable or unwilling to serve as a Director, the Proxy will be voted for the election of such person or persons as shall be designated by the Directors.

NOMINEES FOR DIRECTORS

Nominee for election to term expiring 2004

The following person is nominated for election as Director of the Company to hold office until the Company's 2004 Annual Meeting of Shareholders.

DR. DONALD F. MOWBRAY, 65, has been an independent consultant since August 1997. From September 1992 to August 1997 he was the Manager of the General Electric Company's Corporate Research and Development Mechanical Engineering Laboratory. From 1962 to 1992 he worked for the General Electric Company in a variety of engineering and managerial positions. Dr. Mowbray received a B.S. in Aeronautical Engineering from the University of Minnesota in 1960, a Master of Science in Engineering Mechanics from the University of Minnesota in 1962 and a Ph.D. from Rensselaer Polytechnic Institute in Engineering Mechanics in 1968.

Nominees for election to term expiring 2005

The following two (2) persons, currently serving as Directors, are nominated for election as Directors of the Company to hold office until the Company's 2005 Annual Meeting of Shareholders.

DR. HARVEY L. BERGER, 64, has been a Director of the Company since June 1975 and Treasurer since June 2003. He was President of the Company from November 1981 to September 1984 and from September 1985 until April 2001. From September 1986 to September 1988, he also served as Treasurer. He was Vice Chairman of the Company from March 1981 to September 1985. Dr. Berger holds a Ph.D. in physics from Rensselaer Polytechnic Institute and is a member of the Marist College Advisory Board.

DR. CHRISTOPHER L. COCCIO, 62, has been a Director of the Company since June 1998. From 1964 to 1996, he held various engineering, sales, marketing and management positions at General Electric Company, with P&L responsibilities for up to $100 million in sales and 500 people throughout the United States. His business experience includes both domestic and international markets and customers. He founded a management consulting business in 1996, and worked with the New York State Assembly's Legislative Commission on Science and Technology from 1996 to 1998. From 1998 to 2001, he worked with Accumetrics Associates, Inc., a manufacturer of digital wireless telemetry systems, as Vice President of Business Development and member of the Board of Advisors. Dr. Coccio received a B.S.M.E. from Stevens Institute of Technology, a M.S.M.E. from the University of Colorado, and a Ph.D. from Rensselaer Polytechnic Institute in Chemical Engineering. He was appointed President and Chief Executive Officer of Sono-Tek on April 30, 2001.


DIRECTOR CONTINUING AS DIRECTOR

The following person named below is currently serving as a Director of the Company. His term expires at the 2004 Annual Meeting of Shareholders.

SAMUEL SCHWARTZ, 83, has been a Director of the Company since August 1987, and was Chairman of the Board from February 1993 to May 1999. In April 2001, he accepted the position as Acting Chairman of the Board. He became Chairman in August 2001. From 1959 to 1992, he was the Chairman and Chief Executive Officer of Krystinel Corporation, a manufacturer of ceramic magnetic components used in electronic circuitry. He received a B.CH.E. from Rensselaer Polytechnic Institute in 1941 and a M.CH.E. from New York University in 1948.


DIRECTOR NOT STANDING FOR REELECTION

JEFFREY O. SPIEGEL, 44, has been a Director of the Company since November 2000. He is the President and Chief Executive Officer of Randa Corp., a position he has held since 1986. Randa Corp. is an international men's accessory company. Mr. Spiegel received a B.A. from Brandeis University in 1979.

Directors are presently paid no fee for their service as directors. Commencing March 1, 2002, each non-employee Director is reimbursed $100 per Board of Directors meeting they attend for travel expenses. In May 1999, the Company's Board of Directors adopted a program to award its non-employee directors 10,000 stock options in consideration of each year of service to the Company to commence with the 1999 election of Directors. On August 22, 2002, Samuel Schwartz and J. Duncan Urquhart, non-employee directors, were elected to the Board of Directors. Each were granted 20,000 stock options, exercisable at fair market value, which vest 50% after the completion of one year of service and 50% after completion of the second year of service. On June 12, 2003, J. Duncan Urquhart resigned from the Board of Directors.

The Board of Directors held five meetings in the fiscal year ended February 28, 2003. Each Director attended 100% of the meetings of the Board and committee meetings of which he was a member.

The Board of Directors has a nominating committee to research and determine candidates for nomination as Directors of the Company (the "Nominating Committee"). The Nominating Committee did not meet during the fiscal year ended February 28, 2003. The Nominating Committee will consider nominees recommended by shareholders; no special procedure needs to be followed in submitting such recommendation.

The compensation of the executive officers of the Company is set by the Company's Board of Directors based upon the recommendations of the Compensation Committee, composed of Messrs. Schwartz and Spiegel, non-employee Directors of the Company. The Compensation Committee met two times during Fiscal Year 2003. Compensation is set at levels believed to be competitive with executive officers with similar qualifications, experience and responsibilities of similar businesses. Such individuals receive a base salary and incentive compensation based on the achievement of certain operating objectives. The Compensation Committee serves an advisory function only.

The Company's Board of Directors has an Audit Committee composed of Messrs. Schwartz and Spiegel, non-employee Directors of the Company. The charter of the Audit Committee is included as Appendix 2 to this Proxy statement. The Audit Committee is responsible for (i) selecting an independent public accountant for ratification by the stockholders, (ii) reviewing material accounting items affecting the consolidated financial statements of the Company, and (iii) reporting its findings to the Board of Directors. The Audit Committee met four
(4) times during the fiscal year ended February 28, 2003.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee's job is one of oversight as set forth in its charter. It is not the duty of the Audit committee to prepare the Company's financial statements, to plan or conduct audits, or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. The Company's management is responsible for preparing the Company's financial statements and for maintaining internal control and disclosure controls and procedures. The independent auditors are responsible for auditing the financial statements and for expressing an opinion as to whether those audited financial statements fairly present the financial position, results of operations, and cash flows of the Company in conformity with generally accepted accounting principles.

The  Audit   Committee  has  reviewed  and   discussed  the  Company's   audited
consolidated financial statements with management and with Radin, Glass & Co., LLP, the Company's independent auditors for 2003.

The Audit Committee has discussed with Radin, Glass & Co., LLP the matters required to be discussed by Statement on Auditing Standards No. 61.

The Audit Committee has received from Radin, Glass & Co., LLP the written statements required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed Radin, Glass & Co.'s independence with Radin, Glass & Co., and has considered the compatibility of non-audit services with the auditor's independence.

Based upon the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended February 28, 2003 for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors have also recommended, subject to stockholder approval, the selection of Radin, Glass & Co., LLP as the Company's independent auditors for 2004.

This report of the Audit Committee shall not be incorporated by reference into any of the Company's future filings made under the Exchange Act or the Securities Act, and shall not be deemed to be soliciting material or to be filed with the SEC under the Exchange Act or the Securities Act.

THE AUDIT COMMITTEE

Samuel Schwartz
Jeffrey O. Spiegel

OTHER EXECUTIVE OFFICERS

In addition to Dr. Christopher L. Coccio, CEO & President and Dr. Harvey L. Berger, Treasurer, the following persons are executive officers of the Company.

VINCENT F. DEMAIO, 65, has been Vice President of Manufacturing of the Company since March 2003. He joined the Company in August 1991 as Production Manager and has served as Field Service Manager and Director of Operations. Prior to joining the Company, Mr. DeMaio was an independent real estate developer from 1987 to 1991. From 1956 to 1987, Mr. DeMaio was employed by IBM Corporation in various manufacturing positions, the last being Manufacturing Supervisor over 600 employees.


R. STEPHEN HARSHBARGER, 35, has been Vice President of the Company since June 2000. He joined the Company in October 1993 as a Sales Engineer and served in various sales management capacities from 1997 to 2000. Prior to joining the Company, Mr. Harshbarger was the Sales and Marketing Coordinator at Plasmaco, Inc., a developer and manufacturer of state-of-the-art flat panel displays.
He is a graduate of Bentley College, with a major in Finance and a minor in Marketing.


EXECUTIVE COMPENSATION


The following table sets forth the aggregate remuneration paid or accrued by the Company for Fiscal Years ended February 28, 2003, 2002 and 2001, for each named officer of the Company. No other executive officer received aggregate remuneration that equaled or exceeded $100,000 for the Fiscal Years ended February 28, 2003, 2003 and 2001.



                           SUMMARY COMPENSATION TABLE

                                                  Long Term
                          Annual Compensation     Compensation
Name and                                          Awards, Securities
Principal Position     Year  Salary ($) Bonus ($) Underlying          All Other
                                                  Options (#)  Compensation ($)1
-------------------------------------------------------------------------------

Christopher L. Coccio  2003   $124,462   $7,500        0                $1,260
CEO, President and     2002(2) $92,354  $40,000        0                  $178
    Director

1 Dollar amounts are Company contributions under the Company's retirement plan. 2 Dr. Coccio became an employee of the Company as of May 7, 2001.


STOCK OPTION PLAN

The Company has in effect the 1993 Stock Incentive Plan, as amended (the "1993 Plan"). As of June 20, 2003 there were outstanding options to purchase an aggregate of 1,062,562 shares of common stock at prices ranging from $.09 to $1.625 per share and 437,438 shares were reserved for option grants. After October 12, 2003, there can be no further grants under this plan.


The following table sets forth information regarding option grants made during the last completed fiscal year for each named officer of the Company.


                      Option/SAR Grants in Last Fiscal Year

                       Number of     Perrcent of total
                       Securities    options/SARs
                       Underlying    granted to
                       Options/SARs  employees in      Exercise or base
Name                 granted (#)   fiscal year price ($/Sh)   Expiration date

Christopher L. Coccio  275,000       62%              $.20            11/14/2012

The following table sets forth information regarding option exercises during the Fiscal Years ended February 28, 2003, as well as any unexercised options held as of February 28, 2003, by each named executive who received in excess of $100,000 in salary and bonus.

Aggregate Option/SAR Exercises in Last Fiscal Year and
Fiscal Year End Option/ SAR Values

                                             Number of Securities Value of
                                             Underlying           Unexercised
                                             Unexercised Options  In-the Money
                   Shares                    at Fiscal Year       Options
                   Acquired on  Value           End (#)           At Fiscal Year
                                                                  End ($)
Name               Exercise (#) Realized ($)  Exercisable     Exercisable
                                                   Unexercisable   Unexercisable
--------------------------------------------------------------------------------
Christopher Coccio    0          0          420,000    75,000   $1,000     $0


Description of 401 (k) Plan

Effective April 1, 2000, the Company instituted the Sono-Tek Corporation 401(k) Plan ("401(k) Plan") for employees of the Company, its subsidiaries and affiliates pursuant to the Internal Revenue Code. Under the 401(k) Plan an eligible employee could elect to make a salary reduction of up to 20% of his compensation as defined in the plan In January 2002 the Company instituted a matching of up to 1% of an employee's compensation, depending upon a matching formula. Employee contributions for any calendar year are limited to a specific dollar amount that is indexed to reflect inflation.



Securities Authorized for Issuance Under Equity Compensation Plans:

                          Number of      Weighted-         Number of
                          securities     average           securities
                          to be          exercise          remaining
                          issued upon    price of       available for future
                          exercise of    outstanding    issuance under equity
                          outstanding    options,        compensation plans
                          options,       warrants       (excluding securities
                          warrants       and rights        reflected in
                          and rights                        column (a))
                               (a)          (b)                 (c)
Equity compensation
plans approved by
security holders
1993 Stock Incentive Plan    1,062,562     $.33                 437,471

Equity compensation plans
not approved by security
holders:
Warrants issued to
individuals for
Monies loaned or
 services rendered             905,000     $.36                    -

Warrants issued in
conjunction with
Subordinated Mezzanine Debt  2,077,777     $.13                    -
                            ----------     ----                  -------

Total                        4,045,339     $.24                  437,471
                             =========     ====                  =======


Description of Equity Compensation Plans:


1993 Stock Incentive Plan
Under the 1993 Stock Incentive Plan, as amended ("1993 Plan"), options can be granted to officers, directors, consultants and employees of the Company and its subsidiaries to purchase up to 1,500,000 of the Company's common shares. Options granted under the 1993 Plan expire on various dates through 2012.

Under the 1993 Stock Incentive Plan, option prices must be at least 100% of the fair market value of the common stock at time of grant. For qualified employees, except under certain circumstances specified in the 1993 plan or unless otherwise specified at the discretion of the Board of Directors, no option may be exercised prior to one year after date of grant, with the balance becoming exercisable in cumulative installments over a three year period during the term of the option.

Warrants Issued to Individuals for Monies Loaned or Services Rendered:

Warrants were issued in Fiscal Year February 28, 2000 to five individuals, including officers and directors, who loaned monies to the Company and one individual who assisted in raising funds for the Company. These warrants are for terms of five years with exercise prices ranging from $.30 per share to $1.00 per share. These warrants expire as follows; 5,000 in March 2004; 600,000 in May 2004; 225,000 in August 2004; 25,000 in January 2005; and 50,000 in May 2005.


Warrants Issued in Conjunction with Subordinated Mezzanine Debt:

Warrants were issued to Norwood Venture Corporation in conjunction with $850,000 in funding supplied to the Company. Stock purchase warrants (the "Put Warrants") to purchase 1,100,000 shares of the Company's common stock at an exercise price of $.30, the fair market value of the Company's common stock on September 30, 1999. In connection with the amendments, dated December 22, 2000 and April 30, 2001,an additional 244,444 and 733,333 warrant shares were granted at exercise prices of $0.30 and $.10 per share, respectively. In connection with an amendment to the Norwood Agreement, in October 2001, the exercise price of certain of the warrants was reduced from $.30 to $.15 per share. The Put Warrants can be put to the Company from May 29, 2006 to May 29, 2007 as defined by the Agreement, and they expire on September 30, 2010.


Beneficial Ownership of Shares

The following information is furnished as of June 20, 2003, to indicate beneficial ownership of the Company's Common Stock by each Director, by each named executive officer who has a salary and bonus in excess of $100,000, by all Directors and executive officers as a group, and by each person known to the Company to be the beneficial owner of more than 5% of the Company's outstanding Common Stock. Such information has been furnished to the Company by the indicated owners. Unless otherwise indicated, the named person has sole voting and investment power.

 Name (and address if                            Amount
   more than 5%) of                          Beneficially
   Beneficial owner                               Owned                  Percent

Directors and Officers
     *Harvey L. Berger                           386,700(1)                4.2%
     *Christopher L. Coccio                      461,000(2)                4.8%
     *Samuel Schwartz                            997,083(3)               10.6%
     *Jeffrey O. Spiegel                          98,217(4)                1.4%
                                               ---------                   ----
All Executive Officers and Directors
  as a Group (6)                               2,103,568(5)               21.0%

Additional 5% owners
     Herbert Spiegel                             513,692                   5.6%
     425 East 58th Street
     New York, NY  10022

     Norwood Venture Corporation                2,077,777(6)              18.4%
     65 Norwood Avenue
     Montclair, NJ 07043

*c/o Sono-Tek Corporation, 2012 Route 9W, Milton, NY  12547.
** Less than 1%

1 Includes 4,000 shares in the name of Dr. Berger's wife and 65,000 options deemed exercisable issued under the 1993 Plan.

2 Includes 420,000 options deemed exercisable issued under the 1993 Plan. Does not include 75,000 options that are not yet vested.

3 Includes 300,000 warrants deemed exercisable awarded by the Board of Directors in May 1999 and 20,000 options deemed exercisable issued under the 1993 Plan. Does not include 20,000 options that are not yet vested.

4 Includes 20,000 options deemed exercisable issued under the 1993Plan.

5 Includes 672,500 options deemed exercisable issued under the 1993 Plan, 300,000 warrants deemed exercisable awarded by the Board of Directors in May 1999. Does not include 112,5000 options that are not yet vested. Does not include shares beneficially owned by Dr. Donald F. Mowbray who is a nominee for the Board of Directors as a non-employee director.

6 Includes 1,100,000 warrants deemed exercisable issued on September 30, 1999, 244,444 warrants deemed exercisable issued on December 20, 2000, and 733,333 warrants deemed exercisable issued on April 30, 2001, all in conjunction with a loan, as amended, made to the Company.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Norwood loans - On April 30, 2001, in order to induce the advance of an additional $300,000 by Norwood, certain of the Company's directors, an officer and an affiliate of the Company participated in the amount of $216,750 in a mezzanine financing. Interest expense of $103,416.64 was paid to Norwood and $26,371 was forwarded to these individuals during Fiscal Year 2003.

Short-term loans - At Fiscal Year End 2002, loans from directors, former officers and related parties in the amount of $286,084 plus accrued interest of $62,728 were formalized into four-year notes bearing interest at 5% on the unpaid balance. Repayments of these notes on a monthly basis commenced March 31, 2002. Interest expense of $16,468 was either paid or accrued to these parties during this fiscal year.

Consulting agreement -
At February 28, 2003 prior years' consulting fees of $69,076 recorded from 1993 to 1996 to the Company's Chairman of the Board have been reclassified as long-term. Accordingly, $4,145 in interest expense has been imputed and charged to paid-in capital for the year then ended.


Section 16(a) Beneficial Ownership Reporting Compliance

The Company is not aware that any reports required by Section 16(a) were not filed on a timely basis.


                ITEM 2. ADOPTION OF THE 2003 STOCK INCENTIVE PLAN

The Company currently has a Stock Incentive Plan that was adopted on October 12, 1993 (the"1993 Plan"). The 1993 Plan will expire on October 12, 2003 and no further stock options can be granted under this plan. The 1993 Plan allows the issuance of options to purchase up to 1,500,000 shares of common stock of which 1,062,562 have been issued. In order to facilitate the hiring and retention of qualified personnel the Board of Directors believes that a new plan be adopted by the shareholders (the "2003 Plan"). The Board of Directors has reserved 1,500,000 shares for issuance under the 2003 Plan

The 2003 Plan will cover all employees of the Company. All regular employees of the Company, whether salaried or hourly, will be eligible for awards under the Plan. The Board of Directors believes that stock options are integral to the hiring and retention of all employees. Additionally, the Company may issue non-qualified stock option awards to non-employee directors or consultants to the Company.

This proposal must receive the affirmative vote of a majority of shares voting in person or by proxy at the Annual Meeting, assuming a quorum is present.

                                  The 2003 Plan

The 2003 Plan is intended to establish a policy of encouraging ownership of the Company's Common Stock by employees, directors, and consultants of Sono-Tek, and of providing incentives for them to put forth maximum efforts for the Company's successful operations. By extending to such individuals the opportunity to acquire proprietary interests in Sono-Tek and to participate in its success, the Company believes that the 2003 Plan benefits the Company and its shareholders by making it possible for the Company to attract and retain the best available talent and by rewarding such individuals for their part in increasing the value of the Company's stock.

The Board of Directors administers the 2003 Plan. The Board has full authority in its discretion, but subject to the express provisions of the 2003 Plan, to determine (i) the individuals to whom, and the time or times at which awards shall be granted, (ii) the number of shares to be covered by each award, (iii) the purchase price of the Common Stock covered by each option, and (iv) whether options shall be of the Incentive Stock Option type, the Non-Qualified Stock Option type, or both.

Incentive Stock Options or Non-Qualified Stock Options may be granted to any person who, at the time the award is granted, is an employee of the Company. In determining the employees to whom awards shall be granted, the number of shares of Common Stock to be covered by each award, the term of any option, and whether any such option shall be an Incentive Stock Option, a Non-Qualified Option, or both, the Board shall take into account the duties of the respective employees, their present and potential contributions to the success of the Company, and such other factors as it shall deem relevant in connection with accomplishing the purpose of the 2003 Plan. An individual who has been granted an award may be granted and hold an additional award or awards, if the Board of Directors so determines.

Non-Qualified Stock Options may be granted to non-employee directors and consultants to the Company. At July 22, 2003, Mr. Schwartz and Mr. Spiegel and were the only non-employee directors of the Company, and if elected, Dr. Mowbray will also be a non-employee director. Upon election or re-election to the Company's Board of Directors, non-employee directors are granted 20,000 non-qualified stock options at current market price, 50% of which are exercisable after a period of one year and 50% of which are exercisable after a period of two years.

The purchase price of common stock covered by each option shall be determined by the Board od Directors, but shall not be less than 100% (or 110% in the case of an Incentive Stock Option granted to a ten percent shareholder) of the fair market value of the common stock at the time the option is granted. The fair market value shall mean the closing sales price of the common stock on the date on which the option is granted (or in the event of no trading, the last closing stock price available).

The term of each option shall be for such period as the Board of Directors shall determine, but not more than ten years (or 5 years in the case of an Incentive Stock Option granted to a ten percent shareholder) from the date of the grant, and may be subject to earlier termination under certain circumstances and may extend beyond the termination of employment or other relationship.

The 2003 Plan provides that payment in full for shares purchased under an option shall be made at the time or exercise in cash or certified check or by tendering to the Company shares of the Company's common stock then owned by the optionee valued at fair market value, or partly in cash and partly in shares. The 2003 Plan provides for acceleration of the exercisability of any option in the event of a specified tender offer or exchange offer or in the event of a change in control as defined by the 2003 Plan.

The 2003 Plan shall terminate on May 20, 2013. The Board of Directors may at any time prior to that date terminate the 2003 Plan or make such modification or amendment of the Plan as it shall deem advisable, provided, however, that no amendment may be made without the approval by holders of voting stock of the Company, except for adjustments upon changes in the capitalization of the Company, which would (i) increase the maximum number of shares for which awards may be granted under the 2003 Plan, (ii) change the manner of determining the minimum option prices, (iii) extend the period during which an award may be granted or an option exercised, or (iv) amend the requirements as to the class of persons eligible to receive awards. No termination, modification, or amendment of the 2003 Plan or any award under the 2003 Plan may, without the consent of the person to whom an award shall theretofore have been granted, adversely affect the rights of such person under such award.



Federal Tax Consequences

With respect to Non-Qualified Options, on exercise the difference between the option exercise price and the fair market value of the stock on the measuring date (normally the date of exercise of the option) will be taxable as ordinary income to the optionee and will be deductible by the Company. Gain or loss on the subsequent sale of the stock will be eligible for capital gain or loss treatment by the optionee and will have no federal income tax consequences to the Company.

If payment upon exercise of a Non-Qualified Option is made by tendering previously owned shares, the exchange will be a tax-free exchange to the optionee to the extent of a like number of new shares, with the new shares retaining the basis and holding period of the old shares. The fair market value of any additional shares transferred to the optionee (representing the excess of the fair market value of all of the new shares over the fair market value of all of the old shares) will constitute ordinary income to the optionee and be deductible by the Company. This amount then becomes the optionee's basis in such shares.

With respect to Incentive Stock Options, if the optionee does not make a disqualifying disposition of stock acquired on exercise of such option, no income for federal income tax purposes will result to such optionee upon the granting or exercise of the option (except that the amount by which the fair market value of the stock at time of exercise exceeds the option price may be subject to the alternative minimum tax), and in the event of any sale thereafter any amount realized in excess of his cost will be taxed as long term capital gain and any loss sustained will be long term capital loss. In such case, the Company will not be entitled to a deduction for federal income tax purposes in connection with the issuance or exercise of the option. A disqualifying disposition will occur if the optionee makes a disposition of such shares within two years from the date of the granting of the option or within one year after the transfer of such shares to him. If a disqualifying disposition is made, the difference between the option price and the lesser of (i) the fair market value of the stock at the time the option is exercised or (ii) the amount realized upon disposition of the stock will be treated as ordinary income to the optionee at the time of disposition and will be allowed as a deduction to the Company.

An exchange of Common Stock in payment of the option price in the case of an Incentive Stock Option, if the exchange is not a disqualifying disposition of the stock exchanged, is considered to be tax-free. Under proposed regulations, a number of shares received upon exercise equal to the number of shares exchanged will have a basis equal to the basis of the shares exchanged and the remaining shares received will have a zero basis.

An exchange of statutory option stock to acquire other stock on exercise of an Incentive Stock Option is a taxable recognition transaction with respect to the stock disposed of if the minimum statutory holding period for such statutory option stock has not been met. Statutory Option stock includes stock acquired through exercise of a qualified stock option, an Incentive Stock Option, a restricted stock option or an option granted under an employee stock purchase plan. If there is such a premature disposition, ordinary income is attributed to the optionee (and will be deductible by the Company) to the extent of his "bargain" purchase on acquisition of the surrendered stock; and the post-acquisition appreciation in value of such stock is taxed to him as a short-term gain if held for less than the applicable holding period for long-term capital gain, and long-term capital gain if held for such applicable holding period, and will not be deductible by the Company.

A portion of the excess of the amount deductible by the Company over the value of options when issued may be subject to the alternative minimum tax imposed on corporations.

The described tax consequences are based on current laws, regulations and interpretations thereof, all of which are subject to change. In addition, the discussion is limited to federal income taxes and does not attempt to describe state and local tax effects which may accrue to participants or the Company. Each participant is advised to consult his or her own tax advisor as to the specific tax effects which may accrue as a result of participation in the 2003 Plan. The 2003 Plan is not qualified under Section 401(a) of the Internal Revenue Code.

New Plan Benefits

Since the benefits of stock option grants under the new plan (the 2003 Plan) are not determinable, the benefits summarized below reflect the stock option grants that were issued during the last fiscal year under the existing plan (the 1993
Plan). Grants indicated below may not be indicative of future grants under the 2003 Plan.

                                NEW PLAN BENEFITS
                            2003 Stock Incentive Plan
Name and Position                           Dollar Value ($)    Number of Shares
-----------------                           ----------------    ----------------

Christopher L. Coccio, CEO & President      $43,528                   275,000
Harvey L. Berger, Treasurer                   2,360                    20,000
R. Stephen Harshbarger, Vice President        2,360                    20,000
Vincent F. DeMaio, Vice President             2,360                    20,000
                                             ------                    ------
Executive Group                             $50,608                   335,000
Non-Executive Director Group                $11,583                    40,000
Non-Executive Officer Employee Group        $10,526                    70,000

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE 2003 STOCK INCENTIVE PLAN AND AUTHORIZING 1,500,000 COMMON SHARES FOR ISSUANCE THEREUNDER.

                 ITEM 3. RATIFICATION OF APPOINTMENT OF AUDITORS

The Board of Directors has appointed Radin, Glass & Co., LLP, Certified Public Accountants, to audit the books of account and other records of the Company for the fiscal year ending February 28, 2004. In the event of a negative vote, the Board of Directors will reconsider its election. For the fiscal year ended February 28, 2003 the Company paid or accrued fees of approximately $29,000 for services rendered by Radin Glass & Co., LLP, its independent auditors. These fees included audit services and tax return preparation. The Audit Committee of the Company's Board of Directors determined the independence of the Company's auditors.

A representative of Radin, Glass & Co., LLP is expected to be present at our Annual Meeting, will have an opportunity to make a statement if he desires, and will be available to respond to appropriate questions.

THE  BOARD  OF  DIRECTORS   RECOMMENDS  THAT  THE  SHAREHOLDERS   VOTE  FOR  THE
RATIFICATION OF THE APPOINTMENT OF RADIN, GLASS & CO., LLP.

                              ITEM 4. OTHER MATTERS

The Board of Directors is not aware of any business to be presented at the Annual Meeting except the matters set forth in the Notice and described in this Proxy Statement. Unless otherwise directed, all shares represented by Proxies will be voted in favor of the proposals of the Board of Directors described in this Proxy Statement. If any other matters come before the Annual Meeting, the persons named in the accompanying Proxy will vote on those matters according to their best judgment.

Expenses

The entire cost of preparing, assembling, printing and mailing this Proxy Statement, the enclosed Proxy and other materials, and the cost of soliciting Proxies with respect to the Annual Meeting will be borne by the Company. The
Company will request banks and brokers to solicit their customers who beneficially own shares listed of record in names of nominees, and will reimburse those banks and brokers for the reasonable out-of-pocket expense of such solicitations. The original solicitation of Proxies by mail may be supplemented by telephone and facsimile by officers and other regular employees of the Company but no additional compensation will be paid to such individuals.

Future Shareholders Proposals

Proposals of shareholders intended to be presented at the next annual meeting (expected to be held in August 2004) under SEC Rule 14a-8 must be received by the Company for inclusion in the Company's proxy statement and form of proxy relating to that meeting (expected to be mailed in mid-July 2004) not later than March 15, 2004.

Notice of shareholder matters intended to be submitted at the next annual meeting outside the processes of Rule 14a-8 will be considered untimely if not received by the Company by June 8, 2004. The discretionary authority described above with respect to other matters coming before the meeting will be conferred with respect to any such untimely matters.

Signed:


/s/Claudine Y. Corda
Claudine Y. Corda

July 22, 2003

FORM OF PROXY CARD                                  Please mark your
                                                    votes as in this
                                                    example        [ ]

                             FOR all nominees   WITHHOLD AUTHORITY
                             listed at right    to vote for
                             (except as marked) nominees listed at right

                                                     Nominees:
1. The election of three (3)      [ ]           [ ]  Dr. Harvey Berger
   Directors of the Company.                    [ ]  Dr. Christopher L. Coccio
                                                [ ]  Dr. Donald F. Mowbray

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list to the right)

                                                  FOR       AGAINST      ABSTAIN
2.  Approval of the 2003 Stock Incentive Plan
    and authorizing  1,500,000  common
    shares for issuance thereunder.               [ ]         [ ]         [ ]


                                                  FOR       AGAINST      ABSTAIN
3.  Ratification of the appointment of
    Radin, Glass & Co., LLP as the Company's
    independent auditors.                          [ ]         [ ]        [  ]

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder.

If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY,
USING THE ENCLOSED ENVELOPE.

Your signature on this proxy is your acknowledgment of receipt of the Notice of Meeting and Proxy Statement, both dated July 22, 2003.

SIGNATURE(S): __________________________ Date: ___________
                                         (Signature)

SIGNATURE(S): __________________________ Date: ___________
                                  (Signature if held jointly)

NOTE: Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give title as such. If stockholder is a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                              SONO-TEK CORPORATION
                      2012 Route 9W, Milton, New York 12547
           This Proxy is solicited on behalf of the Board of Directors

The undersigned shareholder(s) of Sono-Tek Corporation, a corporation organized under the laws of the State of New York, hereby appoints Claudine Y. Corda and Samuel Schwartz and as my (our) proxies, each with the power to appoint a substitute, and hereby authorizes them, and each of them individually, to represent and to vote, as designated on the reverse side hereof, all of the shares of Sono-Tek Corporation, which the undersigned is or may be entitled to vote at the Annual Meeting of Shareholders to be held at The Poughkeepsie Grand Hotel, 40 Civic Center Plaza, Poughkeepsie, New York 12601, at 10:00 A.M., New York time, on August 21, 2003, or any adjournment thereof. The Board of Directors recommends a vote FOR the proposals on the reverse side.

                  IMPORTANT: SIGNATURE REQUIRED ON REVERSE SIDE

Appendix 1

                 SONO-TEK CORPORATION 2003 STOCK INCENTIVE PLAN
                                  MAY 20, 2003

1.       OBJECTIVE OF THE PLAN.

The purpose of this 2003 Stock Incentive Plan [the "Plan"] is to enable Sono-Tek Corporation [the "Company" or "Sono-Tek"] to compete successfully in attracting, motivating, and retaining employees, directors, and consultants with outstanding abilities by making it possible for them to purchase shares of Sono-Tek's Common Stock on terms which will give them a more direct and continuing interest in the future success of the Company's business.

This Plan is intended to establish a policy of encouraging ownership of the Company's Common Stock by employees, directors, and consultants of Sono-Tek and providing incentives for them to put forth maximum efforts for its successful operations. By extending to such individuals the opportunity to acquire proprietary interests in Sono-Tek and to participate in its success, the Plan may be expected to benefit Sono-Tek and its shareholders by making it possible for Sono-Tek to attract and retain the best available talent and by rewarding such individuals for their part in increasing the value of the Company's stock.

2.       DEFINITIONS.

As used herein, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

2.1 "Award" shall mean Options granted pursuant to this Plan.

2.2 "Award Agreement" shall mean the agreement between the Award Recipient and Sono-Tek setting forth the terms and conditions of an Award.

2.3 "Award Recipient" shall mean an individual who receives an Award pursuant to this Plan.

2.4 "Board" and "Board of Directors" shall mean the board of directors of Sono-Tek.

2.5 "Code" shall mean the Internal Revenue Code of 1986, as amended.

2.6 "Common Stock" shall mean shares of the common stock of Sono-Tek with a par value of $.0l.

2.7 "Company" means Sono-Tek Corporation, a New York corporation with its principal offices at 2012 Route 9W, Bldg. 3, Milton, New York 12547.

2.8  "Continuous   Employment"  shall  mean  continuous  regular  employment  by
Sono-Tek. A leave of absence granted in accordance with Sono-Tek's usual procedure which does not operate to interrupt continuous employment for other benefits granted by Sono-Tek shall not be considered a termination of employment nor an interruption of Continuous Employment hereunder, and an employee who is granted such a leave of absence shall be considered to be continuously employed during the period of such leave; provided, that if regulations under the Code or an amendment to the Code shall establish a more restrictive definition, of a leave of absence, such definition shall be substituted herein.

2.9 "Non-Employee Director" shall mean any director who is not an employee of the Company.

2.10 "Consultant" shall mean any individual or organization retained by the Company to provide consulting services.

2.11 "Incentive Stock Options" shall mean those Options granted hereunder as, and intended to be, Incentive Stock Options as defined in, and which by their terms comply with, the requirements for such options set out in Section 422 of the Code, and Treasury Regulations issued pursuant thereto.

2.12 "Non-Qualified Stock Options" shall mean those Options granted hereunder which are not Incentive Stock Options as described in paragraph 2.11.

2.13 "Option" shall mean an option to purchase Common Stock granted pursuant to the provisions of this Plan.

2.14 "Ten Percent Shareholder" shall mean an individual who owns, within the meaning of Section 422 (b) (6) of the Code, stock possessing more than (10%) percent of the total combined voting power of all classes of stock of Sono-Tek.

3.       STOCK RESERVED FOR THE PLAN.

One million, five hundred thousand (1,500,000) shares of the authorized but unissued Common Stock are reserved for issue and may be issued pursuant to Awards under the Plan.

In lieu of such unissued shares, Sono-Tek may, in its discretion, transfer, on the exercise of Options, reacquired shares or shares bought in the market for the purposes of the Plan, provided that (subject to the provisions of paragraph
13) the total number of shares which may be granted or sold pursuant to Awards granted under the Plan shall not exceed 1,500,000.

If any Awards granted under the Plan shall for any reason terminate or expire without having been exercised, the Common Stock not issued under such Awards shall be available again for the purposes of the Plan.

4.       ADMINISTRATION OF THE PLAN.

4.1 The Board of Directors shall administer the Plan. The Board shall have full authority in its discretion, but subject to the express Provisions of the Plan, to determine: the individuals to whom, and the time or times at which, Awards shall be granted; the number of shares to be covered by each Award; the purchase price of the Common Stock covered by each Option; whether Options shall be of the Incentive Stock Option type, or the Non-Qualified Stock Option type, or both; and vesting schedule. The Board shall further have full authority at its discretion to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to it; to determine the terms (which need not be identical) of Award Agreements executed and delivered under the Plan, including such terms and provisions as shall be requisite in the judgement of the Board to conform to any change in any law or regulation applicable thereto; and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Board's determination on the foregoing matters shall be conclusive.

4.2 Notwithstanding the provisions of paragraph 4.1, the selection of officers and directors for participation in the Plan and decisions concerning the timing, pricing and amount of an Award may, at any time and from time to time, be delegated by the Board of Directors to a committee (the "Committee"). The Committee shall be not less than two directors and shall be comprised solely of Non-Employee Directors, as defined by Rule 16b-3(b)(3)(i) of the Securities Exchange Act of 1934 ("1934 Act"), or any successor definition adopted by the Securities Exchange Commission, and who shall each also qualify as an Outside Director for purposes of Section 162(m) of the Code. Any vacancy occurring on the Committee may be filled by appointment by the Board. The Board at its discretion may from time to time appoint members to the Committee in substitution of members previously appointed, may remove members of the Committee and may fill vacancies, however caused, in the Committee."

5.       ELIGIBILITY; FACTORS TO BE CONSIDERED IN GRANTING AWARDS.

5.1 Incentive Stock Options or Non-Qualified Stock Options may be granted to any person who, at the time the Award is granted, is a regular, salaried employee
(which term shall include officers and Directors who are regular, salaried employees) of Sono-Tek. A member of the Board of Directors of the Company who is not also a regular, salaried employee of Sono-Tek, will not be eligible to receive Incentive Stock Options. Further, no Incentive Stock Options may be granted hereunder to an individual who, immediately after such Option is granted, is a Ten Percent Shareholder, unless (i) the option price is at least 110% of the fair market value of such stock on the date of grant and (ii) the Option may not be exercised more than 5 years after the date of grant. In determining the employees to whom Awards shall be granted, the number of shares of Common Stock to be covered by each Award, the term of any Option, and whether any such Option shall be an Incentive Stock Option, a Non-Qualified Stock Option, or both, the Board or committee, as the case may be, shall take into account the duties of the respective employees, their present and potential contributions to the success of Sono-Tek and such other factors as they shall deem relevant in connection with accomplishing the purpose of the Plan. An employee who has been granted an Award may be granted and hold an additional Award or Awards if the Board or committee so determines.

5.2 Non-Qualified Stock Options may be granted to Non-Employee Directors and Consultants to the Company. In determining the Non-Employee Directors and Consultants to whom Awards shall be granted, and the term and the number of shares of Common Stock to be covered by each Award, the Board or committee shall take into account the duties of such individuals, their contributions to the success of the Company, and other such factors as they shall deem relevant in connection with accomplishing the purpose of the Plan. Such individuals or organizations may be granted and hold an additional Award or Awards if the Board or committee so determines.

6.       OPTION PRICES.

The purchase price of Common Stock covered by each Option shall be determined by the Board or committee, as the case may be, but shall not be less than 100% (or 110% in the case of an Incentive Stock Option granted to a Ten Percent Shareholder) of the fair market value of the Common Stock at the time the Option is granted. The fair market value shall mean the simple average of the high and low sales prices of the Common Stock as reported in the report of composite transactions (or other source designated by the Board or committee) on the date on which the Option is granted.

7.       TERM OF OPTIONS.

The term of each Option shall be for such period as the Board shall determine, but not more than ten years (or five years in the case of an Incentive Stock Option granted to a Ten Percent Shareholder) from the date of granting thereof, and shall be subject to earlier termination as hereinafter provided. If the original term of any Option is less than ten years (or five years in the case of an Option granted to a Ten Percent Shareholder) from the date of granting, the Option, prior to its expiration, may be amended, with the approval of the Board and the employee, to extend the term so that the term as amended is not more than ten years (or five years in the case of an Incentive Stock Option granted to a Ten Percent Shareholder) from the original date of granting of such Option. To the extent not otherwise prohibited by law, such extension shall not constitute the grant of a new Option and the purchase price specified in such Option need not be increased.

8.       EXERCISE OF OPTIONS.

8.1 In the case of Awards granted to employees, each Option shall provide that it may be exercised as to forty-five percent of the total number of shares covered by such Option on or after the date on which the employee shall have completed at least one year of Continuous Employment after the Option was granted, and as to an additional thirty-five percent of the total number of shares covered by such Option on or after the date on which the employee shall have completed at least two years of Continuous Employment after the Option was granted, and as to the final twenty percent of the total number of shares covered by such Option on or after the date on which the employee shall have completed at least three years of Continuous Employment after the Option was granted, so that upon completion of the third year of such Continuous Employment after granting the Option, the holder will have become entitled to purchase the entire number of shares covered by the Option; provided that the Board shall have authority to vary in advance of grant and from time to time after grant, the period of Continuous Employment which shall be required for the exercise of Options granted hereunder.

8.2 In the case of Awards granted to Non-Employee Directors each such Option shall provide that it may be exercised as to one-half the total number of shares covered by such Option on or after the date in which the Non-Employee Director shall have completed at least one year of service after the Option was granted and as to the remainder of the total number of shares covered by such option on or after the date of which such Non-Employee Director will have completed at least two years of continued service, provided that the Board shall have the authority to vary in advance of grant and from time to time after grant the period of service which shall be required for the exercise of Options granted hereunder.

8.3 In the case of Awards granted to Consultants, each such Option shall provide that it may be exercised as to one-half of the total number of shares covered by such Option one year on or after the date the Option was granted and as to the remainder of the total number of shares covered by such Option, two years after the date the Option was granted, provided that the Board shall have the authority to vary in advance of grant and from time to time after grant the exercise period of such grant.

8.4 Unless otherwise provided in the Award Agreement, a holder of an Option may purchase all or from time to time any part of, the shares for which the right to purchase has accrued to him in accordance with the terms of this paragraph; provided, however, that an Option shall not be exercised as to fewer than 50 shares, or all the remaining shares covered by the Option, if fewer than 50, at any one time. The purchase price of the shares as to which an Option shall be exercised shall be paid in full at the time of exercise. at the election of the holder of an Option (i) in cash or currency of the United States of America, or by certified check made payable to the Company in U.S. dollars, (ii) by tendering to Sono-Tek shares of the Company's Common Stock, then owned at least six months by him, having a fair market value equal to the cash exercise price applicable to the purchase price of the shares as to which an Option is being exercised, or (iii) partly in cash or certified check and partly in shares of Sono-Tek's Common Stock valued at fair market value. Such fair market value shall be determined as of the close of the business day immediately preceding the day on which the Option is exercised, in the manner set forth in paragraph
6. Fractional shares of Common Stock will not be issued. Notwithstanding the foregoing, the Board shall have the right to modify, amend or cancel the provisions of clauses (ii) and (iii) above at any time upon prior notice to the holders of Options. Except as provided in paragraphs 10 and 11 hereof, no Option may be exercised at any time unless the holder thereof is then a regular employee of Sono-Tek or any Subsidiary. The holder of an Option shall have none of the rights of a stockholder with respect to the shares subject to option until such shares shall have been registered upon the exercise of the Option on the transfer books of the Company in the name of the person or persons exercising the Option.

8.5 Notwithstanding any other provision of this Plan or any Option granted hereunder, any Option granted hereunder and then outstanding shall become immediately exercisable in full (i) in the event a tender offer or exchange offer is made by any "person" within the meaning of Section 14 (d) of the Securities Exchange Act of 1934 (the "Act") or (ii) in the event of a Change in Control; provided that, if in the opinion of counsel to Sono-Tek the immediate exercisability of such Option, when taken into consideration with all other "parachute payments" as defined in Section 280G of the Code, would result in an "excess parachute payment" as defined in such section, such Option shall not become immediately exercisable except as and to the extent the Board in its discretion otherwise determines. For purposes of this Section, a "Change in Control" shall have occurred if (i) any "person" within the meaning of Section 14 (d) of the Act other than a holder of any Common Stock or Preferred Stock of the Company on the date this Plan is approved by the Board becomes the "beneficial owner" as defined in Rule 13d-3 thereunder, directly or indirectly, of more than 25% of Sono-Tek's Common Stock, (ii) during any two-year period, individuals who constitute the Board of Directors of Sono-Tek (the "Incumbent Board") as of the beginning of the period cease for any reason to constitute at least a majority thereof, provided that any person becoming a member of the Board of Directors during such period whose election or nomination for election by Sono-Tek's stockholders was approved by a vote of at least three-quarters of the Incumbent Board (either by a specific vote or by approval of the proxy statement of Sono-Tek in which such person is named as a nominee for the Board of Directors without objection to such nomination) shall be, for purposes of this clause (ii), considered as though such person were a member of the Incumbent Board, or (iii) the approval by Sono-Tek's stockholders of the sale of all or substantially all of the assets of Sono-Tek. The Board may adopt such procedures as to notice and exercise as may be necessary to effectuate the acceleration of the exercisability of Options as described above.

8.6 The aggregate fair market value (determined as of the date the Option is granted) of the stock with respect to which Incentive Stock Options granted under the Plan and all other stock option plans of Sono-Tek are exercisable for the first time by any specific individual during any calendar year shall not exceed $100,000.

9.       NONTRANSFERABILITY OF OPTIONS

An Option granted under the Plan shall not be transferable otherwise than by will or the laws of descent and distribution, and an Option may be exercised, during the lifetime of the employee, only by him or her.

10.      TERMINATION OF EMPLOYMENT

10.1 If an employee receiving an Option shall at any time not be an employee of Sono-Tek, the Option shall at once terminate, except as provided hereinafter in this paragraph. In the event that the employment of an employee to whom an Option has been granted under the Plan shall be terminated (other than termination by the Company for cause as determined by the Board, or by reason of retirement, disability or death) such Option may, subject to the provisions of paragraphs "8" and "11", be exercised, to the extent that the employee was entitled to do so at the date of termination of his or her employment, at any time within sixty (60) days after such termination, but in no event after the expiration of the term of the Option. Options granted under the Plan shall not be affected by any change of duties or position so long as the holder continues to be an employee of Sono-Tek.

10.2 If a Non-Employee Director awarded an Option shall at any time cease to be a Director of the Company, the Option shall at once terminate, except as provided hereinafter in this paragraph. In the event the Non-Employee Director awarded an Option under the Plan shall be terminated (other than termination by the Company for cause as determined by the Board, or by reason of retirement, disability, or death) such Option may, subject to the provisions of paragraphs "8" and "11", be exercised, to the extent that the Director was entitled to do so at the date of termination of his or her service, at any time within six months after such termination, but in no event after the expiration of the term of the Option.

10.3 An Option granted to a Consultant may, subject to the provisions of paragraphs "8", and "11" be exercised, to the extent that the Consultant was entitled to do so at the date of the termination of his or her consulting services, at any time within one year after such termination, but in no event after the expiration of the term of the Option.

11.      RETIREMENT, DISABILITY OR DEATH OF EMPLOYEE.

If an employee to whom an Option has been granted under the Plan shall retire from Sono-Tek at normal retirement date pursuant to any pension plan provided by Sono-Tek, or if such retirement is earlier than the employee's normal retirement date, and such retirement is with the prior consent of Sono-Tek, or if an employee is totally and permanently disabled, such Option may be exercised, notwithstanding the provisions of paragraphs "8" and "10" hereof, in full without regard to the period of Continuous Employment after the Option was granted at any time (a) in the case of an Incentive Stock Option within 90 days after such retirement or disability retirement, but in no event after the expiration of the term of the Option or (b) in the case of a Non-Qualified Stock Option within 5 years after such retirement or disability retirement, but in no event after the expiration of the term of the Option.

If a person to whom an Option has been granted under the Plan shall die while he or she is employed by or in the service of Sono-Tek, such Option may be exercised, subject to the provisions of paragraph "8", to the extent that such person was entitled to do so at the date of his death, by his executor or administrator or other person at the time entitled by law to such person's rights under the Option, at any time within such period, not exceeding one year after his or her death, as shall be prescribed in the Award Agreement, but in no event after the expiration of the term of the Option.

12.      NO LOANS TO HOLDERS OF OPTIONS.

Neither Sono-Tek, nor any company with which it is affiliated may directly or indirectly lend money to any person for the purpose of assisting him or her to acquire or carry shares of the Common Stock issued upon the exercise of Options granted under the Plan.

13.      ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

Notwithstanding any other provision of the Plan, the Award Agreements may contain such provisions as the Board shall determine for the adjustment of the number and class of shares covered by each outstanding Award, the option prices and the minimum numbers of shares as to which Awards shall be exercisable at any one time in the event of changes in the outstanding Common Stock by reason of stock dividends, split-ups, spin-offs, recapitalizations, mergers, consolidations, combinations or exchanges of shares and the like; and, in the event of any such change in the outstanding Common Stock, the aggregate number and class of shares available under the Plan and the maximum number of shares as to which Awards may be granted to any employee shall be appropriately adjusted.

14.      SHARE WITHHOLDING.

With respect to any Award, the Board may, in its discretion and subject to such rules as the Board may adopt, permit the employee to satisfy, in whole or in part, any withholding tax obligation which may arise in connection with an Award by election to have Sono-Tek withhold Common Stock having a fair market value (calculated in accordance with paragraph "6" on the date the amount of withholding tax is determined) equal to the amount of the withholding tax.

15.      NO RIGHT TO CONTINUED EMPLOYMENT.

Nothing in the Plan or in any Award granted or Award Agreement entered into pursuant to the Plan shall confer upon any employee the right to continue in the employ of Sono-Tek or interfere with the right of Sono-Tek to terminate his or her employment at any time.

16.      TIME OF GRANTING AWARDS.

Nothing contained in the Plan or in any resolution to be adopted by the holders of voting stock of Sono-Tek shall constitute the granting of any Award hereunder. An Award pursuant to the Plan shall be deemed to have been granted on the date on which the name of the recipient and the terms of the Award are determined by the Board.

17.      TERMINATION AND AMENDMENT OF THE PLAN.

Unless the Plan shall have been terminated as hereinafter provided, no Award shall be granted hereunder after May 20, 2013. The Board of Directors of Sono-Tek may at any time prior to that date terminate the Plan or make such modification or amendment of the Plan as it shall deem advisable; provided, however, that no amendment may be made, without the approval by the holders of a majority of voting stock of Sono-Tek, except as provided in paragraph 13 hereof, which would (i) increase the maximum number of shares for which Awards may be granted under the Plan, (ii) change the manner of determining the minimum option prices, (iii) extend the period during which an Award may be granted or an Option exercised, or (iv) amend the requirements as to the class of persons eligible to receive Awards. No termination, modification, or amendment of the Plan or of any Award under the Plan, may, without the consent of the person to whom an Award shall theretofore have been granted, adversely affect the rights of such person under such Award.

18.      GOVERNMENT REGULATIONS.

The Plan and the granting and exercising of Awards thereunder, and the obligation of Sono-Tek to issue, sell and deliver shares, as applicable, under such Awards, shall be subject to all applicable laws, rules and regulations. In particular, and without limiting the generality of the foregoing, as a condition to the exercise of any Award, the Company may require the holder of an Option to deliver to the Company (i) a written certificate of the holder (or his personal representative, as the case may be) to the effect that he is purchasing such shares for investment and not with a view to the sale or distribution of any such shares and (ii) such other certificates, representations and agreements of the holder (or his personal representative, as the case may be) as may be required under the Plan or as the Company shall also require in order that the Company may be reasonably assured that the issuance, delivery, and disposition of such shares are being and will be effected in compliance with the Securities Act of 1933, as amended (the "Act"), the Rules and Regulations thereunder, other applicable law, and the rules of each stock exchange upon which the shares of Common Stock are listed, if any; provided, however, that if the offer and sale of shares of Common Stock upon exercise of Options granted under the Plan is registered under the Act, the holder (or his personal representative, as the case may be) need not furnish the certificate described in clause (i) of this sentence. Certificates evidencing shares of Common Stock issued upon exercise of the Option may contain such legends reflecting any restrictions upon sale or transfer as in the view of counsel to the Company may be necessary to the lawful and proper issuance of such certificates.

19.      SHAREHOLDER APPROVAL.

The Plan shall become effective upon adoption by the Board. The Plan shall be subject to approval by the affirmative vote of the holders of a majority of all outstanding shares of capital stock of the Company entitled to vote thereon within one (1) year before or after adoption of the Plan by the Board. In the event such shareholder approval is withheld or otherwise not received within the given time period, the Plan and all options which may have been granted thereunder shall become null and void.

Appendix 2

                              SONO-TEK CORPORATION

                                 AUDIT COMMITTEE

                    STATEMENT OF ITS DUTIES, RESPONSIBILITIES
                                 AND ACTIVITIES
                                  (AS AMENDED)

         This document is intended to serve as the charter of the Audit Committee of Sono-Tek Corporation. The primary duty of the Sono-Tek Corporation Audit Committee is to exercise due care in assuring itself that management fulfills its responsibility that the financial reporting process results in an objective portrayal of the financial condition of the Corporation (the "Corporation" includes Sono-Tek and any subsidiaries or affiliates, whether directly or indirectly owned). The independent public accountants are ultimately accountable to the Board of Directors and the Audit Committee, as representatives of the stockholders.

         The  following  are the major  responsibilities  of the Sono-Tek  Audit
Committee:

1. Annually in advance of the annual meeting of stockholders selects the independent public accountants to audit the books, records and accounts of the Corporation and submits such selection to the stockholders for ratification or rejection at such meeting, engages the independent public accountants and ensures that the scope of the audit is sufficiently comprehensive.

2. Evaluates and, when appropriate, recommends to the Board of Directors the replacement of the independent public accountants.

3. Reviews the quality and acceptability of each material accounting item affecting the financial statements of the Corporation which, in the opinion of the independent public accountants, might receive, under generally accepted accounting principles ("GAAP"), treatment varying from the proposed for such statements and transmits to the Board of Directors the Audit Committee's decision on such accounting items.

4. Reports to the Board on each Committee meeting (orally through its Chairman) and on a total year's activity in written form on an annual basis.

         In undertaking the above-mentioned responsibilities, the Sono-Tek Audit Committee undertakes the following activities:

1. Meets with the independent public accountants to review their proposed plan for conducting the annual audit including its scope and degree of reliance on internal controls, reviews and approves the proposed fees for the audit, and approves any required special services; and

2. Obtains from the independent public accountants a formal written Statement of Independence delineating all relationships with Sono-Tek, actively engages in a dialog with the independent public accountants with respect to any disclosed relationships or services that may affect their objectivity or independence and takes appropriate action to ensure their independence; and

3. Receives reports from the management of Sono-Tek, which include material changes in accounting policy and significant changes in the substance and format of the financial statements.

In support of its primary duty, the Audit Committee also undertakes the following responsibilities and activities:

1. Oversee the adequacy of the system of internal accounting controls of the Corporation.

(a) The Committee ensures itself that actual implementation of the policies of the Corporation, together with the procedures to be followed thereunder, assure the safeguarding of assets and the reliability of financial records. In this regard, the Committee reviews compliance with the Foreign Corrupt Practices Act and The Sarbanes Oxley Act. The Committee also receives reports on audit comments periodically from management, and annually from the independent public accountants, and a report on thefts and defalcations at least annually from the Chief Executive Officer and Chief Financial Officer of Sono-Tek.

(b) The Committee meets privately and individually with the Chief Executive Officer and Chief Financial Officer and the independent public accountants to determine that, among other items: (i) no outstanding differences of opinion exist between the independent public accountants and management; (ii) no material changes or modifications of accounting principles or practice exist which either the independent auditor or management wished to make and the other resisted; (iii) the internal auditor, if the company has created such a function, confirms the continued encouragement and support from management; and
(iv) confirms that each has a right and duty of direct communication with the audit committee at any time.

2. Receive a report annually on expenses reported by the top elected officers of the corporation.

3. Review the corporation's annual financial statements and the independent public accountants' report thereon prior to publication of the statements.

4. Ensures the delivery of a report from the Audit Committee to the Board of Directors (the "Audit Committee Annual Report") disclosing whether or not, with respect to prior fiscal year: (i) management has reviewed the audited financial statements with the Audit Committee, including a discussion of the quality of the accounting principles as applied and significant judgments affecting the Corporation's financial statements; (ii) the independent public accountants have discussed with the Audit Committee the independent public accountants' judgments of the quality of those principles as applied and the judgments referenced in
(i) above under the circumstances; (iii) the members of Audit Committee have discussed among themselves, without management or the independent public accountants present, the information disclosed to the Audit Committee, in (i) and (ii) above; and (iv) the Audit Committee, in reliance on review and discussions conducted with management and the independent public accountants pursuant to (i) and (ii) above, is satisfied that the Corporation's financial statements are fairly presented in conformity with Generally Accepted Accounting Principles (GAAP) in all material respects. Additionally, the Audit Committee shall ensure that the Annual Report of the Audit Committee is included in the Corporation's annual report to shareholders and Form 10-KSB Annual Report.

5. Reviews and discusses with the independent public accountants and a representative of the Corporation's financial management the financial information contained in the Corporation's Form 10-QSB Report prior to its filing and the Corporation's earnings announcements prior to release, including significant adjustments, management judgments and accounting estimates, significant new accounting policies and outside auditor disagreements with management.

6. Conducts special reviews at its own discretion within the parameters of its basic responsibilities or in other areas at the request of the Chairman of the Board or the Board of Directors.

7. Ensures the disclosure of the Audit Committee charter at least triennially in the annual report to stockholders and in the next annual report to shareholders after any significant amendment to that charter.

8. Reviews and updates the Audit Committee charter as conditions dictate, but at least triennially.

9. Periodically review globalization issues, strategies, related risks and controls related to foreign offices, joint ventures and alliances abroad.

In order to successfully execute its responsibilities, the Sono-Tek Audit Committee maintains a high degree of independence both in establishing its agenda and directly accessing various members of Sono-Tek and subsidiary management. This ensures an independent and open exchange of views and confirms the authority and responsibility of internal and external auditors and financial management to inform the Audit Committee, formally and informally, of any such matters within the duties and responsibilities of that Committee. Such communication is achieved through both formal reports to the Committee and a direct line of communication by the Chief Financial Officer, General Counsel, independent public accountants, and others in the Corporation to the Chairman of the Committee and the Committee itself.

              By meeting its clearly delineated responsibilities through informed and dynamic activity and communication processes, the Audit Committee can enable the Board to fulfill its fiduciary responsibilities relative to the Corporation's internal controls and financial reporting process.